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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our reports dated June 27, 1997, included in and incorporated by reference in Vitalink Pharmacy Services, Inc.'s Form 10-K for the year ended May 31, 1997, into the Company's previously filed Registration Statement Nos. 33-75310, 33-98992 and 333-19097.



ARTHUR ANDERSEN LLP
Washington, D.C.,
August ____, 1997